UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2023 (July 3, 2023)

Crescent Energy Company

(Exact name of registrant as specified in its charter)

Delaware	001-41132	87-1133610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis Street, Suite 7200

Houston, Texas 77002

(address of principal executive offices) (zip code)

(713) 337-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On July 10, 2023, Crescent Energy Company (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed the consummation of the previously announced acquisition contemplated by the Purchase and Sale Agreement (the “Purchase Agreement”) dated as of May 2, 2023, by and among Javelin EF L.P. (the “Purchaser”), a subsidiary of the Company, Mesquite Comanche Holdings, LLC (“Comanche Holdings”) and SN EF Maverick, LLC (“SN EF Maverick,” and collectively with Comanche Holdings, the “Seller”), pursuant to which the Purchaser agreed to acquire from the Seller certain interests in oil and gas properties, rights and related assets (such assets, the “Western Eagle Ford Assets,” and such transactions contemplated by the Purchase Agreement, collectively, the “Western Eagle Ford Acquisition”). The Western Eagle Ford Acquisition was consummated on July 3, 2023.

This Current Report on Form 8-K/A amends the Original Report to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following historical financial statements of the business acquired in the Western Eagle Ford Acquisition are attached as Exhibit 99.1 hereto:

•	Audited Statements of Revenues and Direct Operating Expenses of the Western Eagle Ford Assets for the year ended December 31, 2022;

•	Unaudited Statements of Revenues and Direct Operating Expenses of the Western Eagle Ford Assets for the six months ended June 30, 2023; and

•	Notes to the Statements of Revenues and Direct Operating Expenses.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Western Eagle Ford Acquisition, is attached as Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2023;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2023; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited historical statement of revenues and direct operating expense of the Western Eagle Ford Assets for the year ended December 31, 2022 and unaudited historical statement of revenues and direct operating expenses of the Western Eagle Ford Assets for the period from January 1, 2023 through June 30, 2023.

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2023 and for the Six Months Ended June 30, 2023 and the Year Ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ENERGY COMPANY

Date: September 6, 2023

	By:	/s/ Bo Shi
	Name:	Bo Shi
	Title:	General Counsel

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